Exhibit 10.3
Execution Version
Third Amendment to
Fourth Amended and Restated Credit Agreement
This Third Amendment to Fourth Amended and Restated Credit Agreement (herein, this “Agreement”) is entered into as of November 6, 2023, by and among Delek Logistics Partners, LP, a Delaware limited partnership (the “MLP”), Delek Logistics Operating, LLC, a Delaware limited liability company (“Delek Operating”), Delek Marketing GP, LLC, a Delaware limited liability company (“Delek Marketing GP”), Delek Marketing & Supply, LP, a Delaware limited partnership (“Delek Marketing”), Delek Crude Logistics, LLC, a Texas limited liability company (“Delek Crude”), Delek Marketing-Big Sandy, LLC, a Texas limited liability company (“Delek Big Sandy”), Magnolia Pipeline Company, LLC, a Delaware limited liability company (“Magnolia”), El Dorado Pipeline Company, LLC, a Delaware limited liability company (“El Dorado”), SALA Gathering Systems, LLC, a Texas limited liability company (“SALA Gathering”), Paline Pipeline Company, LLC, a Texas limited liability company (“Paline”), DKL Transportation, LLC, a Delaware limited liability company (“DKL Transportation”), DKL Rio, LLC, a Delaware limited liability company (“DKL Rio”), DKL Caddo, LLC, a Delaware limited liability company (“DKL Caddo”), Delek Logistics Finance Corp., a Delaware corporation (“Delek Finance”), DKL Big Spring, LLC, a Delaware limited liability company (“DKL Big Spring”) (the MLP, Delek Operating, Delek Marketing GP, Delek Marketing, Delek Crude, Delek Big Sandy, Magnolia, El Dorado, SALA Gathering, Paline, DKL Transportation, DKL Rio, DKL Caddo, Delek Finance, and DKL Big Spring are each individually referred to herein as a “Borrower” and are collectively referred to herein as the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and Fifth Third Bank, National Association, as Administrative Agent (the “Administrative Agent”).
Recitals:
A.    The Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent, Bank of America, N.A., PNC Bank Capital Markets LLC, MUFG Bank, Ltd., Wells Fargo Bank, N.A., Citizens Bank, N.A. and Royal Bank of Canada, as Co-Syndication Agents, and Barclays Bank PLC, U.S. Bank National Association, Regions Bank, and Truist Bank, as Co-Documentation Agents, are party to a Fourth Amended and Restated Credit Agreement dated as of October 13, 2022 (as such agreement may be amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).
B.    The Borrowers have requested, and the Lenders have agreed, subject to the terms and conditions set forth below, to amend certain provisions of the Credit Agreement.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms; Effective Date. This Agreement shall constitute a Loan Document, and the Recitals shall be construed as part of this Agreement. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement. Without limiting the foregoing, “Effective Date” means November 6, 2023.
Section 2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be, and hereby is, amended as follows:
(a)The definition of “Term Loan Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:
““Term Loan Maturity Date” means the earlier of (a) April 15, 2025, and (b) the date that is 180 days prior to the earliest maturity date of any Permitted Note Indebtedness.”
(b)Section 2.7(a) of the Credit Agreement is hereby amended and restated as follows:

“(a) Scheduled Payments of Term Loans. The Borrowers shall make principal payments on the Term Loans in installments on the last Business Day of each March, June, September, and December in each year, commencing with the calendar quarter ending December 31, 2023 (unless any such day is not a Business Day, in which event such payment is due on the immediately preceding Business Day), with the amount of each such principal installment then due equal to $7,500,000; it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Term Loans, shall be due and payable on the Term Loan Maturity Date. Each principal payment on the Term Loans shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages.”
Section 3.Conditions Precedent. This Agreement shall become effective as of the Effective Date upon satisfaction of all of the conditions set forth in this Section 3 to the satisfaction of Administrative Agent:
(a)The Administrative Agent shall have received this Agreement executed and delivered by each of the Borrowers and by the Lenders.
(b)No Default or Event of Default shall exist as of the Effective Date.
(c)The Administrative Agent shall have received (i) a certificate from each Loan Party’s Secretary, Assistant Secretary, Chief Financial Officer, or other officer acceptable to the Administrative Agent (x) attaching thereto the Organization Documents which are true and complete copies as in effect on the date thereof, (y) attaching thereto resolutions of each Loan Party’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on such Loan Party’s behalf, all certified in each instance by its Secretary, Assistant Secretary, Chief Executive Officer or other officer acceptable to the Administrative Agent and (z) attaching thereto a certificate of good standing, or nearest equivalent in the relevant jurisdiction, for each Loan Party (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, as applicable; (ii) UCC lien searches from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, as applicable, in respect of the Loan Parties in form and substance satisfactory to the Administrative Agent; and (iii) a legal opinion of counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent.
(d)The Administrative Agent shall have received the fees as set forth in that certain engagement letter dated as of November 6, 2023, between the Borrowers’ Agent and the Administrative Agent.
Section 4.Conditions Subsequent. Within ninety (90) days following the date of this Agreement (or such later date as agreed to by the Administrative Agent and its reasonable discretion) the applicable Loan Parties shall have received the below items in Sections 4(a) and (b). The Loan Parties acknowledge and agree that any failure by the Loan Parties to perform or comply with any terms or conditions contained in this Section 4 shall constitute an immediate “Event of Default” under the Credit Agreement.
(a)The Administrative Agent shall have received executed amendments to the Deeds of Trust, in each case, in form and substance (i) reasonably satisfactory to the Administrative Agent, which shall be filed for record in the relevant record’s offices, and (ii) satisfactory to the title company to permit it to issue the date down endorsements referenced in Section 4(b) below.
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(b)The Administrative Agent shall have received, to the extent confirmed by the title company to be available for issuance, date down endorsements, or such similar endorsement as is available in the applicable state in which the applicable Mortgaged Property is located, with respect to each lender’s title policy with respect to each Deed of Trust, in each case, in form and substance reasonably satisfactory to the Administrative Agent.
Section 5.Acknowledgement of Liens. Each Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has a valid, enforceable and perfected lien upon and first-priority security interest in (subject only to Permitted Liens) the Collateral granted to the Administrative Agent pursuant to the Loan Documents, and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations and liabilities which would be secured thereby prior to giving effect to this Agreement.
Section 6.Representations and Warranties of Borrowers. To induce the Lenders to enter into this Agreement, each Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that, as of the Effective Date: (a) immediately after giving effect to this Agreement, no representation or warranty of such Borrower in any Loan Document, including this Agreement, shall be untrue or incorrect (or, in the case of any representation or warranty not qualified as to materiality, untrue and incorrect in any material respect) as of the Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case they are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date, (b) no Default or Event of Default exists and is continuing, or would result herefrom, and (c) such Borrower has the power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.
Section 7.Affirmation of Guarantors. Each Guarantor hereby confirms that, after giving effect to this Agreement, each Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability). The Guarantors acknowledge and agree that (a) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of the Guarantors to any future waiver, consent or amendment to the Credit Agreement, and (b) the Lenders are relying on the assurances provided herein in entering into this Agreement and maintaining credit outstanding to the Borrowers.
Section 8.Miscellaneous.
(a)Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers, and their respective successors and assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers with respect to the transactions contemplated hereby and there shall be no third-party beneficiaries of any of the terms and provisions of this Agreement.
(b)Entire Agreement. This Agreement, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically consented to by the Lenders hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.
(c)Fees and Expenses. The Borrowers agree to pay promptly following demand all reasonable costs and out-of-pocket expenses (including attorneys’ fees and expenses) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other documents being executed and delivered in connection herewith and the transactions contemplated hereby.
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(d)Headings. Section and sub-section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
(f)Conflict of Terms. Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Agreement shall govern and control.
(g)Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission or by e-mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
(h)Governing Law; Waiver of Jury Trial. The provisions contained in Sections 10.14 (Governing Law; Jurisdiction; Etc.) and 10.20 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Agreement rather than the Credit Agreement.
[Signature Pages to Follow]

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In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first set forth above.
“Borrowers”
DELEK LOGISTICS PARTNERS, LP

By:    Delek Logistics GP, LLC,
    its General Partner

By: /s/ Reuven Spiegel
    Name:      Reuven Spiegel
    Title:     Executive Vice President and Chief Financial Officer

By: /s/ Odely Sakazi
    Name:     Odely Sakazi
    Title:     Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

DELEK MARKETING & SUPPLY, LP
    By: Delek Marketing GP, LLC, its General     Partner
DELEK LOGISTICS OPERATING, LLC
DELEK MARKETING GP, LLC
DELEK CRUDE LOGISTICS, LLC
DELEK MARKETING-BIG SANDY, LLC
PALINE PIPELINE COMPANY, LLC
MAGNOLIA PIPELINE COMPANY, LLC
SALA GATHERING SYSTEMS, LLC
EL DORADO PIPELINE COMPANY, LLC
DKL TRANSPORTATION, LLC
DKL CADDO, LLC
DKL RIO, LLC
DKL BIG SPRING, LLC
DELEK LOGISTICS FINANCE CORP.

By: /s/ Reuven Spiegel
    Name:      Reuven Spiegel
    Title:     Executive Vice President, Chief Financial Officer and Treasurer

By: /s/ Odely Sakazi
    Name:     Odely Sakazi
    Title:     Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

“Guarantors”

DKL PERMIAN GATHERING, LLC
DKL PIPELINE, LLC
DKL DELAWARE GATHERING, LLC
DKL DELAWARE HOLDING – NM, LLC
DKL DELAWARE OPERATING – NM, LLC
DKL DELAWARE MARKETING, LLC
DKL ENERGY – COTTONWOOD, LLC
DKL ENERGY – LYNCH, LLC
DKL FIELD SERVICES, LLC
DKL G&P SOLUTIONS, LLC
DKL HAT MESA II – NM, LLC
DKL NEPTUNE RECYCLING, LLC

By: /s/ Reuven Spiegel
    Name:      Reuven Spiegel
    Title:     Executive Vice President, Chief Financial Officer and Treasurer

By: /s/ Odely Sakazi
    Name:     Odely Sakazi
    Title:     Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

“Administrative Agent”
Fifth Third Bank, National Association, as Administrative Agent
By:    /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Managing Director
[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

“Lenders”

Fifth Third Bank, National Association, as a Lender

By:    /s/ Jonathan H. Lee
Name:     Jonathan H. Lee
Title:     Managing Director

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

MUFG Bank, Ltd., as a Lender

By:    /s/ Todd Vaubel
Name:     Todd Vaubel
Title:     Authorized Signatory

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Royal Bank of Canada, as a Lender

By:    /s/ Michael Sharp
Name:     Michael Sharp
Title:     Authorized Signatory

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By:    /s/ Scott Donaldson
Name:     Scott Donaldson
Title:     Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Wells Fargo Bank, N.A., as a Lender

By:    /s/ Brandon Kast
Name: Brandon Kast
Title: Director

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Bank of America, N.A., as a Lender

By:    /s/ Patrice Futrell
Name:     Patrice Futrell
Title:    Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

PNC Bank, National Association, as a Lender

By:    /s/ Kyle T. Helfrich
Name:     Kyle T. Helfrich
Title:    Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Barclays Bank PLC, as a Lender

By:    /s/ Sydney G. Dennis
Name:     Sydney G. Dennis
Title:    Director

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

U.S. Bank National Association, as a Lender

By:    /s/ Edward B. Hanson
Name:     Edward B. Hanson
Title:    Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Truist Bank, as a Lender

By:    /s/ FARHAN IQBAL
Name:     FARHAN IQBAL
Title:    Director

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Regions Bank, as a Lender

By:    /s/ David Valentine
Name:     David Valentine
Title:    Managing Director

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Bank Hapoalim B.M., as a Lender

By:    /s/ Salvatore Demma
Name:     Salvatore Demma
Title:    FVP

By:    /s/ Itai Guttman
Name:     Itai Guttman
Title:    AVP

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

First Horizon Bank, as a Lender

By:    /s/ Jeffrey Flagg
Name:     Jeffrey Flagg
Title:    Senior Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Israel Discount Bank of New York, as a Lender

By:    /s/ Zahi Levy
Name:     Zahi Levy
Title:    SVP

By:    /s/ Mali Golan
Name:     Mali Golan
Title:    FVP

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Raymond James Bank, N.A., as a Lender

By:    /s/ Mark Specht
Name:     Mark Specht
Title:    Vice President

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By:    /s/ Chase Gavin
Name:     Chase Gavin
Title:    SVP

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Trustmark National Bank, as a Lender
By:    /s/ Richard Marsh
Name:     Richard Marsh
Title:    Senior VP

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]

Beal Bank USA, as a Lender
By:    /s/ Damien Reynolds
Name:     Damien Reynolds
Title:    Authorized Signatory

[Signature Page to Third Amendment to Fourth Amended and Restated Credit Agreement]